                                                                    Exhibit 10.6


                                    AVENANT

      au bail a loyer pour locaux commerciaux du 10 janvier 2001 entre le bailleur CHARMAGNY SA et le locataire MICRUS SA

Il a ete convenu que le locataire ne paye un loyer que pour l'espace utilise et celui-ci, ainsi que le loyer et la garantie correspondants, sont precises par avenants.

L'espace utilise des le 10 janvier 2001 comprenait:


--   Au rez-de-chaussee:      m(2)      ___________

--   Au premier etage:        m(2)      ___________

--   Au deuxieme etage:       m(2)          139

Des le 5 mai 2001, l'espace supplementaire est de :

--   Au rez-de-chaussee:      m(2)      ___________

--   Au premier etage:        m(2)      ___________

--   Au deuxieme etage:       m(2)      636, soit, au total, 775 m(2)

Le prix du loyer a ete fixe a CHF 140--/m(2)/ hors taxes/ an. Le prix total du loyer est, desormais, de CHF 108'500.--/an/ hors taxes. Le montant payable par trimestre est donc de CHF 27'125.- hors taxes et le complement a payer, pour le 2e trimestre 2001, de CHF 20'753.05 (loyer trimestriel CHF 27'125.- -5 jours de mai CHF 1'506.95 - acompte trimestriel deja verse CHF 4'865.-).

Le complement de garantie a payer est de CHF 18'059.90 hors taxes (trois mois de loyer = CHF 27'125.-).



Montagny, le______________              Crissier, le________________


         Micrus SA                          Charmagny SA



                                                      [LOGO]

                                       /s/ Olivier Ezeghelian   Jean-Luc Lonfat
__________________________             ________________________________________
Beat Merz   Markus Oswald              Olivier Ezeghelian       Jean-Luc Lonfat

BAIL A LOYER POUR LOCAUX COMMERCIAUX


BAILLEUR             CHARMAGNY SA             LOCATAIRE

Represente par       Olivier EZEGHELIAN


                                              "MICRUS SA"


Situation de l'immeuble :     MONTAGNY-PRESS-YVERDON
-------------------------------------------------------------------------------
Bail a l'usage de :           Bureaux, habitation, locaux de production
-------------------------------------------------------------------------------
A l'enseigne de :             MICRUS SA                Etage : rez + 1er + 2eme
-------------------------------------------------------------------------------
Comprenant :





-------------------------------------------------------------------------------
Surface approximative :       Charge utile au m(2) :*   Ancien locataire : neuf
-------------------------------------------------------------------------------
Dependances :

* 500 kg/m(2) au rez
  300 kg/M(2) 1er et 2eme

Entre le bailleur et le locataire prenommes, le present bail est conclu aux conditions suivantes :

-------------------------------------------------------------------------------
1. Duree. Le bail                  "15 janvier 2001
   commence a midi le
   et se termine a midi le         15 janvier 2006"
   (minimum 6 ans)
-------------------------------------------------------------------------------

Sauf avis de resiliation donne par l'une ou l'autre des parties, par lettre chargee et consignee a un office postal suisse au moins une annee a l'avance, le present bail sera renouvele de plein droit aux memes conditions pour cinq ans et ainsi de suite de cinq ans en cinq ans.

2.  LOYER

_______________________________________________________________________________
                                        Annuel    Trimestriel    Mensuel
_______________________________________________________________________________
    Loyer net minimum .........................................................
    Acompte de chauffage et eau chaude ........................................
    Autres frais accessoires ..................................................
    .................................... voir dispositions particulieres
    ..................................
    ...........................................................................
                                     __________________________________________
    Total .....................................................................
_______________________________________________________________________________

    Le montant ci-dessus est payable trimestriellement a l'avance par Ft. sera precise par des avenants au fur et a mesure de la prise de possession des locaux sans frais en mains du bailleur ou de son representant, mais recevable par mois d'avance s'il est acquitte ponctuellement.

    Sur toute prestation echue decoulant du present bail, il est du un interet equivalent au taux pratique par la Banque Cantonale Vaudoise pour les credits commerciaux sans garantie. Le present bail vaut reconnaissance de dette au sens de l'article 82 LP.

3.  GARANTIE

    La garantie, si elle est convenue conformement a l'article 4 des Dispositions generales du bail a loyer pour locaux commerciaux, consiste en:

    3 mois de loyer - suivant l'evolution du loyer paye

4.  HAUSSE DE LOYER EN COURS DE BAIL

4a. Clause de variation

    Sans denonciation du present bail, mais moyennant un preavis d'un mois donne sous pli recommande avec la formule officielle, le loyer pourra etre modifie proportionnellement a la variation de l'indice suisse des prix a la consommation (IPC) en prenant pour base l'indice 101,1 a fin 11/2000 connu lors de la signature du bail ou convenu entre les parties.

    La variation ne peut etre notifiee qu'une fois par annee en prenant pour base l'indice utilise pour la derniere notification.

4b. Hausse de loyer en cas de renovation, de modification ou de prestations supplementaires par le bailleur

    Si le bailleur entreprend des travaux de renovation ou de modification, ou s'il fournit des prestations supplementaires, le loyer sera augmente de maniere a couvrir equitablement les frais d'interets, d'amortissement et d'entretien des travaux executes.

5.  Dispositions particulieres
    voir pages annexees.
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

 6.  Conciliation

     Le bailleur et le locataire peuvent soumettre dans les trente jours, tout differend portant sur l'application ou le renouvellement du present bail aux commissions paritaires de conciliation instituees, conformement a l'accord passe entre l'Union vaudoise des associations commerciales, industrielles et des metiers d'une part, la Chambre vaudoise immobiliere et la Societe vaudoise des regisseurs d'autre part, et agreees par le Conseil d'Etat.

     Les parties demeurent libres d'engager des actions judiciaires ou administratives decoulant de la legislation en vigueur, s'il s'agit pour elles de respecter un delai legal peremptoire.

     Dans le cas mentionne a l'alinea 2, les parties s'efforcent neanmoins et en priorite de parvenir a un accord par l'entremise de la commission de conciliation.


 7.  Generalites

     a) Pour tous les cas non specialement prevus dans le present bail ou dans des reglements speciaux, les parties se referent aux Regles et usages locatifs.

         Les dispositions du Code federal des obligations s'appliquent dans la mesure ou le present bail et ses annexes n'en disposent pas valablement autrement.

     b) L'inobservation, par l'une des parties du bail, de la loi, des Regles et usages locatifs et autres reglements qui en font partie integrante donne le droit a l'autre partie de resilier le present contrat en tout temps, le cas echeant apres la mise en demeure.

     c)  Les parties conviennent d'adopter dans leurs relations la forme ecrite.

     d) Le present bail annule toute convention anterieure relative aux locaux loues, a l'exception de l'etat des lieux.


 8. Les parties declarent connaitre et accepter les Dispositions generales du bail a loyer pour locaux commerciaux et les Regles et usages locatifs appliques dans le canton de Vaud (derniere edition) qui font partie integrante du bail. Le bail n'est repute conclu qu'une fois revetu de la signature des deux parties.

 9. Les dispositions complementaires pour etablissements publics au sens de la loi vaudoise sur les auberges et les debits de boissons font partie integrante du present bail lorsque l'exploitation des locaux est soumise a l'octroi d'une patente au sens de la loi precitee.

10.  Election de domicile, for

     Pour tous le conflits qui pourraient naitre de l'interpretation et de l'application du present contrat, les parties font election de domicile et de for au lieu de situation de l'immeuble comprenant le ou les locaux commerciaux. S'il a cesse d'exploiter le ou lesdits locaux, le locataire declare faire election de domicile au greffe du tribunal du district dans lequel se trouve l'immeuble, ou toute notification pourra etre valablement faite.

     Ainsi fait en deux exemplaires a: -------------Crissier/Montagny ---------- ---------------------------- le 15 janvier 2001----------------------------

     Le locataire:                                           Le bailleur/gerant:

     [Signature]

     Annexes: Dispositions generales pour locaux commerciaux
              Regles et usages locatifs du canton de Vaud     [LOGO]

     Bail paritaire UVACIM, CVI, SVR, edition 1991

                         5.  DISPOSITIONS PARTICULIERES

(font partie integrante du contrat de bail du 15.01.2001 entre Gonset Immeubles d'Entreprises SA et Micrus SA).

A.   Le prix du loyer de CHF 140--/m(2)/ an comprend

a)   les travaux de finition suivants

     o    revetement des sols jusqu'a concurrence de fr. 60.--/m(2)

     o    les parois de separation des bureaux

     o    l'electricite et la lustrerie de base (neons)

     o    les plafonds

     o    le chauffage central si necessaire au rez

b)   les equipements et fournitures suivants:

     o    les places de parc exterieures

     o    le mazout deja dans la citerne

B. Les loyers seront calcules a partir du moment ou les travaux de finition, imputables au bailleur, seront acheves et les locaux remis au locataire pour y faire ses propres amenagements.

C. Le locataire ne paie de loyer que pour l'espace utilise. Des avenants precisent l'espace utilise, la garantie et le loyer correspondants. Le 1er etage fait l'objet d'une option jusqu'au 31 decembre 2001. C'est-a-dire qu'a cette date le locataire aura fait savoir au bailleur s'il loue, ferme, l'etage mentionne ou s'il y renonce.

D. Le bailleur s'engage a condamner ou a remplacer les portes-fenetres au rez-de-chaussee, le long des facades est et sud, pour un prix maximum global de CHF 100'000.--(honoraires d'architectes inclus).

E. Le bailleur fait demonter a ses frais les barrieres qui courent le long des facades est et sud.

F. Au cas ou il souhaiterait agrandir le batiment, le bailleur s'engage a proposer en priorite au locataire, les nouveaux locaux. Les loyers de ces nouveaux locaux seront calcules a ce moment-la et dependront des couts effectifs de construction.

G. En temps qu'utilisateur unique du batiment, le locataire prend a sa charge tous les frais d'entretien et les consommations qui resultent de l'usage du batiment. Il les paie directement aux fournisseurs



                                                                 [LOGO]

                                                                           - 2 -
--------------------------------------------------------------------------------


     Par exemple : entretien des ascenseurs et monte-charges; entretien du bruleur (chauffage central) et toutes les autres installations; reparations dues a un accident dont le locataire, ses employes ou ses clients sont responsables. N.B. Le locataire n'est pas responsable de la tonte du gazon.

H. Si le locataire desire faire une modification ou une renovation, le bailleur donnera son consentement dans les meilleurs delais et ne refusera de donner ce consentement que si cela est justifie et raisonnable.

I.   NB. Tous les prix mentionnes sont hors taxes (TVA)



                                                  [signature]

                                    AVENANT

      au bail a loyer pour locaux commerciaux du 15 janvier 2001 entre le bailleur CHARMAGNY SA et le locataire MICRUS SA



Il a ete convenu que le locataire ne paie un loyer que pour l'espace utilise et celui-ci, ainsi que le loyer et la garantie correspondants, sont precises par avenants.

L'espace utilise des le 15 janvier 2001 comprend :

- Au rez-de-chaussee :             m(2)    -------------

- Au premier etage :               m(2)    -------------

- Au deuxieme etage :              139m(2) de bureaux

Le prix du loyer a ete fixe a CHF 140.--/m(2)/an, hors taxes. Le prix total du loyer est de CHF 19'460.--/an, hors taxes. Le montant payable par trimestre est donc de CHF 4'865.- hors taxes, soit de CHF 4'054.15 hors taxes, pour le premier trimestre 2001.

La garantie a payer est de CHF 4'865.-- hors taxes (trois mois de loyer).

Crissier/Montagny, le 15 janvier 2001


             Micrus SA                                Charmagny SA

            [signature]                                [signature]

J. Todd Debrin       Markus Oswald       Olivier Ezeghelian      Jean-Luc Lonfat